UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2020

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement .

On February 26, 2020, The Brink’s Company (the “Company”) announced that it had entered into two Stock Purchase Agreements (the “Stock Purchase Agreements”) with entities related to U.K. based G4S plc (“G4S”) named therein, each dated as of February 26, 2020, pursuant to which the Company will, subject to the terms and conditions of each Stock Purchase Agreement and other related agreements, acquire the majority of the cash operations of G4S for approximately $860 million (the “Acquisition”).
The parties to the Stock Purchase Agreements have each made customary warranties and covenants. The Stock Purchase Agreements are subject to various conditions relating to the reorganization of the G4S organization prior to closing.
The Acquisition is expected to be completed in multiple phases, with more than half of the enterprise value expected to close within 60 days of signing. The remaining closings are expected to be completed before December 31, 2020 based on the expected timing required to obtain necessary licenses and other approvals.
The Stock Purchase Agreements may be terminated by either party under certain circumstances, including if the Acquisition is not consummated by December 31, 2020 (subject to extension to March 31, 2021 under the circumstances set forth in the Stock Purchase Agreements).
The foregoing description of the Stock Purchase Agreements is qualified in its entirety by reference to each Stock Purchase Agreement, which are filed as Exhibits 2.1 and 2.2 hereto, respectively, and are incorporated into this report by reference.
The above description of the Stock Purchase Agreements has been included to provide investors with information regarding their terms. The Stock Purchase Agreements contain representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in those representations and warranties were made for the purpose of allocating risk between the parties rather than establishing matters as facts and are subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Stock Purchase Agreements. In addition, certain representations and warranties were made as of a specified date and may be subject to a contractual standard of materiality different from those generally applicable to investors.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION
This Current Report on Form 8-K contains forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should," “would” and similar expressions may identify forward looking information. Forward-looking information in these materials includes, but is not limited to the expected closing of the Acquisition.

Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: the expected closing of all phases of the G4S Acquisition; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; our ability to maintain an effective IT infrastructure and safeguard confidential information; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues (including the imposition of international sanctions, including by the U.S. government), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; impact of pandemics, acts of terrorism, strikes or other events that negatively affect global or regional cash commerce; labor issues, including negotiations with organized labor and work stoppages; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; costs related to dispositions and market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee, environmental and other liabilities in connection with former coal operations, including black lung claims; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand;; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations.
Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2018, and in our other public filings with the Securities and Exchange Commission.
The forward-looking information included in this Current Report on Form 8-K is representative only as of the date of this filing and The Brink's Company undertakes no obligation to update any information contained in this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	2.1	Stock Purchase Agreement, dated as of February 26, 2020 between the Company and G4S *

	2.2	Stock Purchase Agreement, dated as of February 26, 2020 among the Company and G4S *

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules attached to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: March 3, 2020	By:	/s/ Ronald J. Domanico
Ronald J. Domanico
Executive Vice President and Chief Financial Officer